UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 10, 2006
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-51290                  52-1841431
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                               07632
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(Address of principal executive offices)                      (Zip Code)


                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

                  On May 10, 2006, EpiCept Corporation (the "Registrant") filed a Notification of Late Filing on Form 12b-25, stating that its Form 10-Q for the fiscal quarter ended March 31, 2006 could not be filed on time without unreasonable effort or expense because the Registrant was unable to collect the required data relating to its January 4, 2006 merger with Maxim Pharmaceuticals Inc. ("Maxim") prior to the applicable filing deadline. The press release contained an inaccurate reference to "May 25, 2006." The Registrant is collecting the required data and currently anticipates that it will be able to file its Form 10-Q on or before May 15, 2006, which is within the additional 5-day period specified in Rule 12b-25(b)(2)(ii) of the Securities Exchange Act of 1934.

















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EPICEPT CORPORATION

                                       /s/ ROBERT W. COOK
                                       ----------------------------------------
                                       Name: Robert W. Cook
                                       Title: Chief Financial Officer

Date: May 12, 2006















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